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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                   Lexent Inc.
             (Exact name of registrant as specified in its charter)

                  Delaware                                13-3990223
   (State of incorporation or organization)             (I.R.S. Employer
                                                        Identification No.)
   Three New York Plaza, New York, New York                  10004
   (Address of principal executive offices)                (zip code)


If this form relates to the registration of a class           If this form relates to the registration of a
of securities pursuant to Section 12(b) of the                class of securities pursuant to Section
Exchange Act and is effective pursuant to                     12(g) of the Exchange Act and is effective
General Instruction A.(c), please check the                   pursuant to General Instruction A.(d),
following box. / /                                            please check the following box./X/

Securities Act registration statement file number to which this form relates:
                                                                    333-30660
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                                  Name of each exchange on which
         to be so registered                                  each class is to be registered

                    None

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                                (Title of Class)





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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," in the Prospectus included in the Registrant's Registration Statement on Form S-1 (No. 333-30660), filed with the Securities and Exchange Commission on July 7, 2000 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

                  The following exhibits to this Registration Statement have been filed as exhibits to the Registration Statement on Form S-1 (No. 333-30660) and are hereby incorporated herein by reference:

         1. Amended and Restated Certificate of Incorporation of the Registrant as amended (Exhibit 3.1 to the Registration Statement on Form S-1 (No. 333-30660)).

         2. Form of Registrant's Second Amended and Restated Certificate of Incorporation to be effective upon the closing of the Registrant's initial public offering (Exhibit 3.2 to the Registration Statement on Form S-1 (No. 333-30660)).

         3. Bylaws of the Registrant (Exhibit 3.3 to the Registration Statement on Form S-1 (No. 333-30660)).

         4. Form of Registrant's Amended and Restated Bylaws to be effective upon the closing of the Registrant's initial public offering (Exhibit 3.4 to the Registration Statement on Form S-1 (No. 333-30660)).

         5. Specimen Certificate for shares of Common Stock (Exhibit 4.1 to the Registration Statement on Form S-1 (No. 333-30660)).


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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                           LEXENT INC.



                           By:  /s/ Kevin M. O'Kane
                                -----------------------------------------
                                Kevin M. O'Kane
                                Vice Chairman and Chief Operating Officer


Date: July 21, 2000